UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020 (November 24, 2020)

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 9841 Washingtonian Blvd Gaithersburg, MD	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 891-8907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 24, 2020, Planet Green Holdings Corp. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on October 14, 2020 (the “Proxy Statement”).

As of October 9, 2020, the record date for the Annual Meeting, there were 11,027,765 shares of common stock, par value $0.001 per share, of the Company (the “Shares”) issued and outstanding. At the Annual Meeting, there were 8,122,524 Shares voted by proxy or in person, and each of the proposals was approved by the stockholders. The final voting results for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

(i) The Director Election Proposal – To approve upon elect Bin Zhou, Lili Hu, Chao Chen, King Fai Leung and Yang Cao to serve as members of the Board of Directors of the Company for one-year terms.

	FOR	WITHHELD
Bin Zhou	6,290,940	8,414
Lili Hu	6,290,840	8,514
Chao Chen	6,290,799	8,555
King Fai Leung	6,290,899	8,455
Yang Cao	6,293,754	5,600

(ii) The Incentive Plan Proposal – To approve the 2020 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

6,285,985	12,361	1,008	1,823,170

(iii) The Auditor Ratification Proposal – To ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

FOR	AGAINST	ABSTAIN

8,079,365	32,626	10,533

(iv) The Say-On-Frequency Proposal – To approve, on an advisory basis, a non-binding resolution on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

22,421	761	6,272,698	3,474

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2020	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer

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